Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A

TRUSTEE PURSUANT TO SECTION 305(b)(2)  ☐

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

National Banking Association	04-3401714
(Jurisdiction of incorporation or organization if not a U.S.	(I.R.S. Employer Identification Number)
national bank)

250 Royall Street, Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

John Wahl, Trust Officer

350 Indiana St., Suite 750, Golden, Colorado 80401

(303) 262-0707

(Name, address and telephone number of agent for services)

IAC/InterActive Corp.

(Exact name of obligor as specified in its charter)

Delaware	59-2712887
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

555 West 18th Street NewYork, NY	10011
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

About, Inc.

(Exact name of obligor as specified in its charter)

Delaware	13-4034015
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

APN, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1410575
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Aqua Acquisition Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	16-1698609
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

CityGrid Media, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-3118574
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Dictionary.com, LLC

(Exact name of obligor as specified in its charter)

California	33-0822806
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Elicia Acquisition Corp.

(Exact name of obligor as specified in its charter)

Delaware	02-0591181
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

HomeAdvisor, Inc.

(Exact name of obligor as specified in its charter)

Delaware	84-1489960
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

HTRF Ventures, LLC

(Exact name of obligor as specified in its charter)

Delaware	13-4188199
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Humor Rainbow, Inc.

(Exact name of obligor as specified in its charter)

New York	54-2109416
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

IAC Falcon Holdings, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-2758526
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

IAC Search & Media, Inc.

(Exact name of obligor as specified in its charter)

Delaware	94-3334199
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

IAC Search, LLC

(Exact name of obligor as specified in its charter)

Delaware	45-4419646
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Match.com International Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-3865523
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Match.com, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-4278917
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Match.com, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware	46-0478183
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Mindspark Interactive Network, Inc.

(Exact name of obligor as specified in its charter)

Delaware	06-1541603
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Mojo Acquisition Corp.

(Exact name of obligor as specified in its charter)

Delaware	20-3865623
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

People Media, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-0192058
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

People Media, LLC

(Exact name of obligor as specified in its charter)

Arizona	86-1018174
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Shoebuy.com, Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-3491185
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Tutor.com, Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-441166
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

4.875% Senior Notes due 2018

and Guarantees of the 4.875% Senior Notes due 2018(2)

(Title of the indenture securities)

Item 1.                                                         General Information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

340 Madison Avenue, 4th Floor

New York, NY  10017-2613

(b)                                 Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.                                                         Affiliations with the obligor.  If the obligor is an affiliate of the trustee, describe such affiliation.

None.

Item 16.                                                  List of exhibits.  List below all exhibits filed as a part of this statement of eligibility.

1.                                    A copy of the articles of association of the trustee. (See Exhibit 1 to Form T-1 filed with Registration Statement No. 333-179383)

2.                                    A copy of the certificate of authority of the trustee to commence business.  (See Exhibit 2 to Form T-1 filed with Registration Statement No. 333-179383)

3.                                    See exhibits 1 and 2.

4.                                      A copy of the existing bylaws of the trustee, as now in effect.  (See Exhibit 4 to Form T-1 filed with Registration Statement No. 333-179383)

6.                                      The consent of the Trustee required by Section 321(b) of the Act.

7.                                      A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Computershare Trust Company, National Association, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Golden, and State of Colorado, on the 13th day of December 2013.

Computershare Trust Company, National Association

By:	/s/ John Wahl
John Wahl
Trust Officer

EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of IAC/InterActive Corp.’s debt securities, Computershare Trust Company, National Association hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ John Wahl
John Wahl
Trust Officer

Golden, Colorado
December 13, 2013